                                                                   EXHIBIT 10.35

                             SECURED PROMISSORY NOTE

                                 April 16, 2001

     FOR VALUE RECEIVED, the undersigned, Stanley C. Plzak (the "Borrower"),
                                                                 --------
hereby promises to pay to SMTC Corporation, a Delaware corporation (the "Company"), or to the legal holder of this Note at the time of payment, the
 -------
principal sum of One Million Two-Hundred Fifty-Five Thousand Two Hundred Forty-Eight Dollars ($1,255,248.00) in lawful money of the United States of America. This note shall not bear interest. The entire principal amount of indebtedness evidenced by this note, to the extent not theretofore prepaid as provided herein, shall be repaid on the Maturity Date (as defined below). If the date set for any payment or prepayment of principal hereunder is a Saturday, Sunday or legal holiday, then such payment or prepayment shall be made on the next preceding business day.

     This Note has been delivered to evidence indebtedness of the Borrower to the Company arising in connection with the loan from the Company to the Borrower in an amount equal to the increase in the Borrower's income taxes as a result of the Borrower recognizing gain with respect to both the Per Share Consideration and the Per Share Stock Consideration (each as defined in the Stock Purchase Agreement dated as of May 23, 2000 (the "Purchase Agreement") among the Company
                                         ------------------
and Pensar Corporation, a Wisconsin corporation ("Pensar") and the individual
                                                  ------
stockholders of Pensar (including the Borrower)), instead of Borrower recognizing gain only to the extent of the Per Share Cash Consideration, such loan in accordance with Section 5.12(b) of the Purchase Agreement. Payment of the principal of this Note is secured pursuant to the terms of a Pledge Agreement, dated as of the date hereof, between the Borrower and the Company (as amended from time to time, the "Pledge Agreement"), reference to which is made
                                ----------------
for a description of the collateral provided thereby and the rights of the Company and any subsequent holder of this Note in respect of such collateral.

     As used in this Note the term "Shares" means any of the "Pledged
                                    ------
Securities" as defined in the Pledge Agreement.

     As used in this Note the term "Maturity Date" means July 27, 2004.
                                    -------------

     This Note is subject to the following further terms and conditions:

     1. Mandatory Prepayments. If at any time the Borrower receives any
        ---------------------
proceeds, which include cash or cash equivalents, from the Sale (as defined below) of Shares to anyone (including the Company), the Borrower shall prepay this Note in an amount equal to the lesser of (a) (i) a fraction, the numerator of which is the number of Shares then Sold and the denominator of which is the total number of Shares held by the Borrower immediately prior to such Sale multiplied (ii) by the amounts then owed under this Note and (b) the aggregate proceeds of such Sale (the "Payment Amount"). For purposes of this Section 1, the term "Sale" shall include, in addition to any direct sale or other disposition of Shares, any transaction (including, without limitation, a merger, consolidation or recapitalization) pursuant to which Shares are converted

                                                                 Promissory Note
                                                                  April 10, 2001

into a right to receive, in whole or partial exchange or substitution for Shares, cash or cash equivalents.

     The right of the Borrower to receive proceeds upon the Sale of Shares is subject to the prior right of the Company (or other holder of this Note) (i) in the case of a Sale of Shares to the Company (or other holder of this Note), in lieu of the Company (or such other holder) paying the proceeds from such Sale to the Borrower or his heirs, successors or permitted assigns to set off against amounts owed under this Note an amount equal to the Payment Amount in respect of such Sale, or (ii) in the case of a Sale of Shares to any other person or entity (collectively, the "Transfer Parties"), in lieu of any of such Transfer Parties
                    ----------------
paying the purchase price therefor to the Borrower or his heirs, successors or permitted assigns, to direct such Transfer Parties to pay an amount equal to the Payment Amount in respect of such Sale to the Company (or other holder of this Note) which shall set off such amount against this Note.

     Concurrently with any prepayment (including by set-off) of any portion of the principal amount of this Note pursuant to this Section 1 or Section 2 hereof, the Company (or other holder of this Note) shall make a notation of such payment hereon. If full payment of all amounts payable under this Note is made, this Note will be canceled.

     If at any time, or from time to time, the Borrower shall become entitled to receive from the Company (or other holder of this Note) any cash payments, cash dividends or other cash distributions in respect of any Shares, then, and in each case, the Company (or other holder of this Note) shall not be obligated to make any such cash payment, cash dividend or other cash distribution not theretofore made to which the Borrower or any of his heirs, successor or permitted assigns are otherwise entitled in respect of their Shares and may, in lieu of paying such amount to the Borrower, set off the amount of such cash payment, cash dividend or other cash distribution against the amounts payable under this Note in the manner set forth in the second paragraph of this Section 1.

     2. Payment and Prepayment. All payments and prepayments of principal of
        ----------------------
this Note shall be made to the Company or its order, or to the legal holder of this Note or such holder's order, in lawful money of the United States of America at the principal offices of the Company (or at such other place as the holder hereof shall notify the Borrower in writing). The Borrower may, at his option, prepay the obligations under this Note in whole or in part at any time or from time to time without penalty or premium. Upon final payment of principal of this Note it shall be surrendered for cancellation. The Pledge Agreement requires payment or prepayment of all obligations under this Note as a condition precedent to the release of, or transfer of the Borrower's interests in, the collateral subject to the Pledge Agreement, all as described more fully in the Pledge Agreement.

                                                                 Promissory Note
                                                                  April 10, 2001

     3. Events of Default. Upon the occurrence and continuance of any of the
        -----------------
following events for a period of three days following notice thereof to the Borrower ("Events of Default"):
           -----------------

          (a) Failure to pay the principal of this Note, including any prepayments required hereunder, when due; or

          (b) Failure of the Borrower to perform the Borrower's obligations under the Pledge Agreement;

then, and in any such event, the holder of this Note may declare, by notice of default given to the Borrower, the entire principal amount of this Note to be forthwith due and payable, whereupon the entire principal amount of this Note outstanding and all amounts payable hereunder shall become due and payable without presentment, demand, protest, notice of dishonor and all other demands and notices of any kind, all of which are hereby expressly waived. If an Event of Default shall occur hereunder, the Borrower shall pay costs of collection, including reasonable attorneys' fees, incurred by the holder in the enforcement hereof.

     No delay or failure by the holder of this Note in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy.

     4.   Miscellaneous.
          -------------

          (a) The provisions of this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

          (b) All notices and other communications hereunder shall be in writing and will be deemed to have been duly given if delivered or mailed.

              If to the Company:

              SMTC Corporation
              635 Hood Road
              Markham, Ontario
              Canada L3R 4N6
              Attention:   Richard Smith

                                                                 Promissory Note
                                                                  April 10, 2001

              With a copy to

              Ropes & Gray
              One International Place
              Boston, MA  02110
              Attention:   Alfred O. Rose, Esq.

              If to the Borrower:

              Stanley C. Plzak
              c/o SMTC Manufacturing Corporation of Wisconsin
              2222 East Pensar Drive
              Appleton,  WI  54911

          (c) The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of the provisions hereof.

          (d) The Borrower hereby waives presentment, demand, notice of nonpayment and protest except as provided in this Note.

               [The rest of this page is left intentionally blank]

                                                                 Promissory Note
                                                                  April 10, 2001

     IN WITNESS WHEREOF, this Note has been duly executed under seal and delivered by the Borrower on the date first above written.

                                        /S/ STANLEY C. PLZAK
                                      ------------------------------------------
                                      Stanley C. Plzak

Witness:

 /S/ RICHARD SMITH
-------------------------------------
Name:  Richard Smith

                                                                 Promissory Note
                                                                  April 10, 2001

                      Payments and Prepayments of Principal
                                     for the
                   Secured Promissory Note of Stanley C. Plzak
                     (original principal amount $         )
                                                 ---------

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                   AMOUNT OF
                PRINCIPAL PAID OR            BALANCE OF             NOTATION
    DATE            PREPAID               PRINCIPAL UNPAID          MADE BY:
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